Investments (Tables)	6 Months Ended
Jun. 30, 2016
Teekay Tankers [Member] | Ship-to-ship transfer business [Member]
Summary of Preliminary and Finalized Fair Values of Assets Acquired and Liabilities Assumed
The following table summarizes the final estimates of fair values of the SPT assets acquired and liabilities assumed by Teekay Tankers on the acquisition date. Such estimates of fair value were finalized in the first quarter of 2016 and resulted in an increase in goodwill of $8.1 million and a decrease in intangible assets by $8.4 million from preliminary estimates. Such changes did not have a material impact to the Company’s statements of loss for the three and six months ended June 30, 2016.

As at
July 31, 2015
ASSETS	$
Cash, cash equivalents and short-term restricted cash	1,292
Accounts receivable	10,332
Prepaid expenses and other current assets	3,763
Vessels and equipment	6,475
Other assets	143
Intangible assets subject to amortization
Customer relationships(1)	17,901
Customer contracts(1)	4,599
Goodwill(2)	8,059
Total assets acquired	52,564
LIABILITIES
Accounts payable	(3,650)
Accrued liabilities	(3,276)
Total liabilities assumed	(6,926)
Net assets acquired(3)	45,638

(1)
The customer relationships and customer contracts are being amortized over a weighted average amortization period of 10 years and 7.6 years, respectively. As at June 30, 2016, the gross carrying amount, accumulated amortization and net carrying amount were $22.5 million, $3.1 million and $19.4 million, respectively.

(2)	Goodwill recognized from this acquisition attributed to the Company’s Teekay Tankers Segment - Conventional tankers.

(3)
Prior to the SPT acquisition date, SPT had in-chartered the SPT Explorer from the Company. Of the SPT acquisition purchase price, $1.4 million was allocated to the settlement of this pre-existing relationship. Such amount has been accounted for as a reduction to revenue on the SPT acquisition date.